EXCHEQUER VARIABLE ANNUITY
A FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account A1

Supplement dated May 5, 2004 to the Prospectus dated May 1, 1998

This supplement updates certain information contained in your May 1, 1998, prospectus. Please read it carefully and keep it with your prospectus for future reference.
NOTICE OF FUND SUBSTITUTIONS

Effective June 25, 2004, and pursuant to applicable regulatory approvals, Security Life of Denver Insurance Company (the "Company") and the Security Life Separate Account A1 (the "Variable Account") will replace certain funds in which sub-accounts of the Variable Account invest (the "Replaced Funds") with certain other funds (the "Substitute Funds"), as follows:

Replaced Funds	Substitute Funds
Alger American Small Capitalization Portfolio (Class O Shares)	ING JP Morgan Small Cap Equity Portfolio (Class I)
Fidelity® VIP Index 500 Portfolio (Initial Class)	ING Stock Index Portfolio (Class I)
Fidelity® VIP Money Market Portfolio (Initial Class)	ING Liquid Assets Portfolio (Class I)
Neuberger Berman AMT Partners Portfolio (Class I Shares)	ING Mercury Focus Value Portfolio (Class I)

Important Information about the Substitutions.

  Effective May 1, 2004, sub-accounts which invest in the Substitute Funds are added as available variable investment options through your contract.

  On June 25, 2004, the effective date of the substitutions, the sub-accounts which invest in the Replaced Funds will no longer be available through your contract.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to the sub-accounts which invest in the Replaced Funds to any other sub-account or the fixed account free of charge.

  Prior to the effective date of the substitutions and for thirty days thereafter any transfer from a sub-account which invests in a Replaced Fund to any other sub-account or the fixed account will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions, amounts allocated to a sub-account which invests in a Replaced Fund will be automatically reallocated to the sub-account which invests in the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your contract value immediately before the substitutions will equal your contract value immediately after the substitutions.

  The investment objective and policies of each Substitute Fund are substantially the same as the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described below and in each Substitute Fund's prospectus.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The total expenses of each Substitute Fund are more fully described below and in each Substitute Fund's prospectus.

  A prospectus for each of the Substitute Funds accompanies this supplement. Read these prospectuses carefully before deciding what to do with amounts allocated to sub-accounts which invest in the Replaced Funds.

  Effective June 25, 2004, all references in your contract's prospectus to the name of a Replaced Fund will be replaced with the name of the corresponding Substitute Fund.

132812	Page 1 of 3	May 2004

Fund Merger

INVESCO VIF High Yield Fund. Effective April 30, 2004, the INVESCO VIF High Yield Fund reorganized into the AIM V.I. High Yield Fund, a series of the AIM Variable Insurance Funds. Because of this reorganization, an investment in the INVESCO VIF High Yield Fund became an investment in the AIM V.I. High Yield Fund - Series I with an equal total net asset value. More information about the AIM V.I. High Yield Fund - Series I is contained in the tables below.

There is and will be no further disclosure regarding the INVESCO VIF High Yield Fund in this supplement or any future prospectus of the policy.

Fund Fees and Charges. The following information shows the investment advisory fees and other expenses charged annually by each of the Substitute Funds and the other new fund referenced above. The figures are a percentage of the average net assets of each fund as of December 31, 2003. See the prospectuses for the funds for more information concerning these expenses.

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
ING JPMorgan Small Cap Equity Portfolio (Class I) 1, 2, 3, 4	0.90%	--	--	0.90%	--	0.90%
ING Liquid Assets Portfolio (Class I) 1, 2, 3	0.27%	--	0.01%	0.28%	--	0.28%
ING Mercury Focus Portfolio (Class I) 1, 2, 3	0.80%	--	--	0.80%	--	0.80%
ING Stock Index Portfolio (Class I) 1, 2, 5	0.27%	--	0.01%	0.28%	--	0.28%
AIM V.I. High Yield Fund (Series I) 6, 7	0.63%	--	0.43%	1.06%	0.01%	1.05%

1

The table shows the estimated operating expenses for Class I Shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any.

2

Through a "bundled fee" arrangement, Directed Services, Inc. (DSI), the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolios. The Portfolios would bear any extraordinary expenses.

3

Because the Class I Shares of these Portfolios had not commenced operations prior to December 31, 2003, the Portfolio's fiscal year end, expenses are estimated based on the expenses of the Portfolio's Class S Shares for the most recently completed fiscal year.

4

A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction the "Total Annual Fund Operating Expenses" for the year ended December 31, 2003 would have been 0.89%. This arrangement may be discontinued at any time.

5	Because the Portfolio is new, expenses, shown above, are estimated.
6

The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.05%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.05% cap: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the Fund's board of trustees; (iv) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2005.

7	As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

132812	Page 2 of 3	May 2004

Fund Investment Advisers and Investment Objectives. The following information lists the investment advisers and subadvisers and information regarding the investment objectives of the Substitute Funds and the other new fund referenced above. More detailed information about these funds can be found in the current prospectus and Statement of Additional Information for each fund.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING JPMorgan Small Cap Equity Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: J. P. Morgan Investment Management Inc.	A nondiversified Portfolio that seeks capital growth over the long term.
ING Liquid Assets Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: Aeltus Investment Management, Inc.	Seeks high level of current income consistent with the preservation of capital and liquidity.
ING Mercury Focus Value Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: Mercury Advisors	Seeks long-term growth of capital.
ING Stock Index Portfolio (Class I)	Investment Adviser: Directed Services, Inc. Subadviser: Aeltus Investment Management, Inc.	Seeks total return.
AIM V.I. High Yield Fund (Series I)	Investment Adviser: AIM Advisors, Inc.	Seeks to achieve a high level of current income.

132812	Page 3 of 3	May 2004